UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 20, 2024
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, John Wiley & Sons, Inc. (the “Company” or “Wiley”) announced that Aref Matin, Executive Vice President and Chief Technology Officer, will be leaving the Company on December 2, 2024. Effective November 22, 2024, Andrew Weber, Wiley’s Senior Vice President of Operations, will assume the role of Executive Vice President of Technology and Operations, where he will lead a newly combined technology and operations organization.

Mr. Weber, 57, is a member of the Executive Leadership Team and is currently leading the Company’s multi-year enterprise modernization and end-to-end research publishing platform projects. In addition to his role overseeing operational systems, supply chain, content operations, customer service, and data/analytics, Mr. Weber will now be responsible for all technology and the ongoing development of customer-centric products and delivery platforms.

Mr. Weber joined Wiley in July 2021 as SVP, Business Management and Operations. Prior to joining Wiley, he served in various operations and technology roles throughout the industry, including as Global Chief Operating Officer of Macmillan Publishing; Chair, Bertelsmann CIO Council for North America; and Senior Vice President, Technology and Operations at Random House Publishing. In addition to his 35 years of experience in operations, technology and strategy consulting, Mr. Weber holds a BSE in Finance from Wharton and an MBA from Harvard Business School.

Mr. Matin’s departure is without cause and, as a result, he is eligible for separation benefits in accordance with his previously filed Employment Letter dated April 20, 2018, and as described in the Company’s Executive Severance Policy, both of which were previously filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Company’s Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Matthew S. Kissner
Matthew S. Kissner
President and Chief Executive Officer

Dated: November 20, 2024